EXHIBIT 32

CERTIFICATION PURSUANT TO RULE 13a-14(b) OF THE EXCHANGE ACT AND

18 U.S.C. SECTION 1350, AS ENACTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Dougherty’s Pharmacy, Inc. (the “Company”) on Form 10-K, for the year ended December 31, 2017, (the “Report”) as filed with the Securities and Exchange Commission on the date hereof, each of the undersigned Officers of the Company does hereby certify, pursuant to 18 U.S.C. Section 1350, as enacted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

March 29, 2018	/s/ James C. Leslie
James C. Leslie
Interim President (Duly Authorized Chief Executive Officer)

March 29, 2018	/s/ James C. Leslie
James C. Leslie
Interim Chief Financial Officer

The foregoing certification is being furnished solely pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and is not being filed as part of the Report or as a separate disclosure document.